Exhibit 10.2

AMENDMENT TO
THIRD AMENDED AND RESTATED LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT OF LADDER CAPITAL FINANCE HOLDINGS LLLP
This AMENDMENT (this “Amendment”) to the Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of December 31, 2014 (the “Partnership Agreement”), is made and effective as of November 30, 2015, by and among the LP Majority Series Holders of both Series REIT and Series TRS, the General Partner of Series REIT, the General Partner of Series TRS, and the General Partner of the Partnership. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Partnership Agreement.
RECITALS
WHEREAS, the undersigned wish to amend the provisions of Partnership Agreement applicable to issuances and redemptions of Series REIT LP Units and Series TRS LP Units;
WHEREAS, pursuant to Section 13.5 of the Partnership Agreement, provisions of the Partnership Agreement may be amended only upon the written approval of the LP Majority Series Holders of Series REIT, the LP Majority Series Holders of Series TRS, the General Partner of Series REIT, the General Partner of Series TRS, and the General Partner of the Partnership.
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and accepted, the parties, intending to be legally bound, hereby agree as follows:
1.Section 5.5(b) of the Partnership Agreement shall be amended and restated to read in its entirety as set forth below.
Repurchase or Redemption of Ladder Class A Shares. If, at any time, any Ladder Class A Shares are repurchased or redeemed (whether by exercise of a put or call, pursuant to an open market purchase, automatically or by means of another arrangement) by LCC Corporation for cash and subsequently cancelled, then Series REIT shall, immediately prior to such repurchase or redemption of Ladder Class A Shares, repurchase or redeem an equal number of Series REIT LP Units held by LCC Corporation, at an aggregate purchase price or redemption price, as applicable, for the Series REIT LP Units as is determined by the Series Board of Series REIT (which aggregate purchase price or redemption price shall in no event be greater than the aggregate purchase price or redemption price, as applicable, of the Ladder Class A Shares being repurchased or redeemed by LCC Corporation (plus any expenses related thereto)), and upon such other terms as are the same for the Ladder Class A Shares being repurchased or redeemed by LCC Corporation.

2.    Section 5.5(d) of the Partnership Agreement shall be amended and restated to read in its entirety as set forth below.
Corresponding Issuances and Redemptions of Series TRS LP Units. If at any time Series REIT issues any Series REIT LP Units to LCC Corporation pursuant to Section 5.5(a), then Series TRS shall issue a corresponding number of Series TRS LP Units to TRS I LLC, which in turn shall issue to Series REIT a number of TRS I LLC Shares equal to the number of Series REIT LP Units so issued pursuant to Section 5.5(a). If, at any time, any Series REIT LP Units are repurchased or redeemed for cash pursuant to Section 5.5(b) in connection with a repurchase or redemption of Ladder Class A Shares by LCC Corporation, then Series TRS shall, simultaneously with such repurchase or redemption of Series REIT LP Units, repurchase or redeem an equal number of Series TRS LP Units held by TRS I LLC at an aggregate purchase price or redemption price, as applicable, which, when added to the aggregate purchase price or redemption price of Series REIT LP Units paid pursuant to Section 5.5(b), equals the aggregate purchase or redemption price of the Ladder Class A Shares being repurchased or redeemed by LCC Corporation (plus any expenses related thereto), and upon such other terms as are the same for the Series REIT LP Units being repurchased or redeemed pursuant to Section 5.5(b) (and an equal number of TRS I LLC Shares shall be repurchased or redeemed by TRS I LLC pursuant to the limited liability company agreement of TRS I LLC).
3.    Except as specifically amended hereby, the terms and provisions of the Partnership Agreement shall continue and remain in full force and effect and shall continue and remain valid and binding obligations of the parties thereto in accordance with their terms. All references in the Partnership Agreement (and in any other agreements, documents and instruments entered into in connection therewith) to the “Agreement” shall be deemed for all purposes to refer to the Partnership Agreement, as amended, including by this Amendment.
4.    This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.
5.    This Amendment may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered as of the date first written above.

LP MAJORITY HOLDERS OF SERIES REIT OF LADDER FINANCE HOLDINGS LLLP AND OF SERIES TRS OF LADDER FINANCE HOLDINGS LLLP

TI II LADDER HOLDINGS, LLC

November 30, 2015	By:	/s/ GLENN F. MILLER
Date	Name:	Glenn F. Miller
	Title:	Vice President

TI II LADDER HOLDINGS, LLC

	By:	GI Partners Fund III L.P., its sole member
	By:	GI GP III L.P., its General Partner
	By:	GI GP III LLC, its General Partner

November 30, 2015	By:	/s/ HOWARD PARK
Date	Name:	Howard Park
	Title:	Managing Director

November 30, 2015	By:	/s/ BRIAN HARRIS
Date	Name:	Brian Harris

GENERAL PARTNER OF
SERIES REIT OF LADDER FINANCE HOLDINGS LLLP

LADDER CAPITAL CORP

November 30, 2015	By:	/s/ KELLY PORCELLA
Date	Name:	Kelly Porcella
	Title:	Associate General Counsel

GENERAL PARTNER OF
LADDER FINANCE HOLDINGS LLLP

LADDER CAPITAL CORP

November 30, 2015	By:	/s/ KELLY PORCELLA
Date	Name:	Kelly Porcella
	Title:	Associate General Counsel

GENERAL PARTNER OF
SERIES TRS OF LADDER FINANCE HOLDINGS LLLP

LC TRS I LLC

November 30, 2015	By:	/s/ KELLY PORCELLA
Date	Name:	Kelly Porcella
	Title:	Associate General Counsel

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